UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2023

MINIM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37649	04-2621506
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

848 Elm Street

Manchester, NH 03101

(Address of principal executive offices, including zip code)

(833) 966-4646

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $.01 par value per share	MINM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING

On November 30, 2023, Minim, Inc. (the “Company”) received a letter from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company, that because the Market Value of Publicly Held Shares (the number of shares outstanding multiplied by the current market price of the firm’s shares) for the Company’s common stock listed on Nasdaq was below $1,000,000 for 30 consecutive business days, the Company no longer meets the minimum value requirement for continued listing on Nasdaq under Nasdaq Listing Rule 5550(a)(5), which requires a minimum Market Value of $1,000,000. The notification from Nasdaq has no immediate effect on the listing of the Company’s common stock.

Pursuant to Nasdaq Listing Rule 5810(c)(3)(D), the Company has been granted a grace period of 180 calendar days, or until May 28, 2024, to regain compliance with the minimum Market Value requirement for continued listing. To regain compliance, the Market Value of Publicly Held Shares must meet or exceed $1,000,000 for at least ten consecutive business days during this 180-day grace period.

To qualify for the additional 180 calendar day compliance period, the Company would be required to meet the continued listing requirement for the minimum bid price of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, except for the minimum Market Value, and provide written notice to Nasdaq of its intent to cure the deficiency during this second compliance period, by effecting a reverse stock split, if necessary. However, if it appears to the Nasdaq staff that the Company will not be able to cure the deficiency, or if the Company is otherwise not eligible, Nasdaq will provide notice to the Company that its common stock will be subject to delisting.

The Company intends to monitor the Market Value of its common stock and consider its available options in the event that the Market Value of Publicly Held Shares of its common stock remains below $1,000,000. There can be no assurance that the Company will be able to regain compliance with the market value requirement or maintain compliance with the other listing requirements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 4, 2024	MINIM, INC.

	By:	/s/ Jeremy Hitchcock
	Name:	Jeremy Hitchcock
	Title:	Executive Chairman of the Company